SECURITIES PURCHASE OPTION AGREEMENT

SECURITIES PURCHASE OPTION AGREEMENT (the “Agreement”), dated as of May 28, 2014, by and among ECO-STIM ENERGY SOLUTIONS, INC., a Nevada corporation, with headquarters located at 2930 W. Sam Houston Pkwy N., Suite 275, Houston, TX 77043 (the “Issuer”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A. On the date hereof, the Issuer is executing and delivering (i) that certain Convertible Note Facility Agreement (as amended, supplemented or otherwise modified from time to time, the “Notes Agreement”), by and among the Issuer and the Note Purchasers named therein, (ii) a Registration Rights Agreement (as amended, supplemented or otherwise modified from time to time, the “Registration Rights Agreement”) pursuant to which the Issuer will agree to provide certain registration rights to the Note Purchasers, and, upon the Closing of the securities purchase provided for herein, the Buyers with respect to the Registrable Securities (as defined in the Registration Rights Agreement), including the Common Stock (as defined below) that may be issued pursuant to this Agreement, under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws, and (iii) a Shareholders’ Rights Agreement (as amended, supplemented or otherwise modified from time to time, the “Shareholders’ Rights Agreement”) pursuant to which the Issuer and the other stockholders party thereto will agree to provide certain director nomination rights, rights of first refusal and lock-up/co-sale rights to the Note Purchasers, and, upon the Closing of the securities purchase provided for herein, the Buyers.

B.  The execution and delivery of this Agreement by the Issuer is a condition precedent under the Notes Agreement to the closing of the purchase by the Note Purchasers of the Notes to be issued by the Issuer thereunder.

C. The Issuer and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

D. The Issuer has authorized the issuance of shares of Common Stock of the Issuer, subject to the Buyers’ exercise of their option to purchase Common Stock, in accordance with the terms set forth herein.

E. Subject to the exercise of the Buyers’ option to purchase Common Stock as provided herein, the Issuer wishes to sell to the Buyers, upon the terms and conditions stated in this Agreement, that number of shares of Common Stock set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and each Buyer hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Notes Agreement, and the principles of interpretation and other provisions of Section 1.2 and 1.3 of the Notes Agreement shall apply to this Agreement mutatis mutandis. As used herein, the term “Material Adverse Effect” shall have the meaning ascribed to such term in the Notes Agreement, and in addition, shall mean any material adverse effect on the business, properties, assets, operations, results of operations, or condition (financial or otherwise) of the Issuer and its Subsidiaries, taken as a whole, or on the transactions contemplated by this Agreement or by the agreements and instruments to be entered into in connection with this Agreement (collectively, “Transaction Documents”), or the ability of the Issuer to perform its obligations under this Agreement, the Registration Rights Agreement or the Shareholders’ Rights Agreement. “Option Expiration Date” means the day that is the later to occur of (x) thirty (30) days after the date of this Agreement (or, if such day is not a Business Day, the next succeeding Business Day), or (y) the day that is ten (10) Business Days after the day as of which all of the conditions set forth in Sections 0 and 7 (other than the conditions set forth in Section 7 (xiv)) below have been satisfied or waived (or, if such day is not a Business Day, the next succeeding Business Day).

2. PURCHASE AND SALE OF SHARES.

(a) Optional Purchase of Shares. The Issuer hereby grants to the Buyers the right to purchase 1,333,333 shares of Common Stock in the aggregate (collectively, the “Shares”, allocated among the Buyers as described in column (3) on the attached Schedule of Buyers (where indicated by the context, the term “Shares” refers to those Shares to be purchased by a particular Buyer), at the Buyers’ election and in their sole discretion (such right, the “Option”). The Buyers’ right to exercise the Option shall expire at 12 midnight, New York City time, of the Option Expiration Date. The Option is exercisable by written notice delivered by the Buyers to the Issuer. If the Buyers timely exercise the Option, subject to the satisfaction or waiver of the conditions set forth in Sections 6 and 7 below, the Issuer shall issue and sell to each Buyer, and the Buyers jointly and severally shall purchase from the Issuer on the Closing Date (as defined below), that number of the Shares as is set forth opposite each Buyer’s name in column (3) of the attached Schedule of Buyers.

(b) Closing. The date and time of the closing of the purchase of the Shares (the “Closing”) by the Buyers shall be 10:00 a.m., New York City time, on such date as shall be mutually agreed to by the Issuer and each Buyer, which in no event shall be more than the (10) Business Days after the exercise of the Option (such date on which the Closing actually occurs, the “Closing Date”), after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below, at the offices of Norton Rose Fulbright, 666 Fifth Avenue, New York, NY 10103.

(c) Purchase Price. The aggregate purchase price for the Shares to be purchased by each Buyer at the Closing (the “Purchase Price”) shall be the amount set forth opposite each Buyer’s name in column (4) of the Schedule of Buyers. Each Buyer shall pay $6.00 for each Share to be purchased by such Buyer at the Closing.

(d) Form of Payment. On the Closing Date, (i) each Buyer shall pay its applicable purchase price to the Issuer for the Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Issuer’s written wire instructions and (ii) the Issuer shall irrevocably instruct the transfer agent for its Common Stock, Pacific Stock Transfer Co. (the “Transfer Agent”), to deliver to each Buyer one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 3(h) hereof), evidencing the number of Shares such Buyer is purchasing as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers and duly executed on behalf of the Issuer and registered in the name of such Buyer, within three (3) days after the Closing.

3. BUYER’S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)  Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b)  No Public Sale or Distribution. Such Buyer is, acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, by making the representations herein, such Buyer does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act and in accordance with the terms of this Agreement. Such Buyer is acquiring the Shares hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c)  Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d) Reliance on Exemptions. Such Buyer understands that Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Issuer is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Shares.

(e) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Issuer and materials relating to the offer and sale of the Shares that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Issuer. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Issuer’s representations and warranties contained herein. Such Buyer understands that its investment in the Shares involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(f) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of an investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(g) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless, (a) subsequently registered thereunder, (b) such Buyer shall have delivered to the Issuer an opinion of counsel, in a form reasonably acceptable to the Issuer, to the effect that the Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (c) such Buyer provides the Issuer with reasonable assurance that such Shares can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Issuer nor any other Person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h) Legends. Such Buyer understands until such time as the resale of the Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing any Shares shall, except as set forth below, bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

The legend set forth above shall be removed and the Issuer shall issue a certificate without such legend to the holder of the Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if, unless otherwise required by state securities laws, (i) Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Issuer with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) the Shares can be sold, assigned or transferred pursuant to Rule 144. The Issuer shall be responsible for the fees of the Transfer Agent and all DTC fees associated with such issuance.

(i) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligation of such Buyer enforceable against such Buyer in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not, (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(k) Residency. Such Buyer is a resident of the jurisdiction specified as its address on Schedule of Buyers attached hereto.

(l) Experience of the Buyer. Such Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Buyer is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Issuer represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a) Ownership and Organization

(i)  Equity Capitalization. Schedule 5.1A of the Notes Agreement sets forth as of the date hereof (x) a table of beneficial ownership of the Issuer providing the information required to be included in a proxy statement on Schedule 14A filed with the SEC by Item 403 of Regulation S-K and the beneficial ownership of all stockholders of the Issuer party to the Shareholders’ Rights Agreement (other than the Buyers), (y) a list of all shareholders of record of the Issuer, as provided by the Transfer Agent as of the end of the Business Day prior to the date hereof, and (z) a schedule of all equity awards (including to employees and directors) as of the date hereof. As of the date hereof, the authorized capital stock of the Issuer consists of (i) 200,000,000 shares of Common Stock, of which as of the date hereof, 3,985,206 shares are issued and outstanding, 1,000,000 shares are reserved for issuance pursuant to the Issuer’s equity and incentive plans, and (ii) 50,000,000 shares of preferred stock, of par value $0.001, none of which are issued and outstanding as of the date hereof. All of such outstanding shares have been, and all shares issuable pursuant to agreements in force and effect as of the date hereof upon issuance will be, assuming payment of the consideration specified in such agreements, validly issued and are fully paid and nonassessable. Except as disclosed in the Issuer’s SEC Documents, (i) none of the Issuer’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Issuer; (ii) except for shares of Common Stock issuable upon conversion of Notes issued pursuant to the Notes Agreement, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Issuer or any of the other Subject Companies, or contracts, commitments, understandings or arrangements by which the Issuer or any of the other Subject Companies is or may become bound to issue additional shares of capital stock of the Issuer or any of the other Subject Companies or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Issuer or any of the other Subject Companies other than equity awards (including to employees and directors) and that certain Common Stock Purchase Warrant dated December 31, 2013 by the Issuer to Impact Engineering, A.S.; (iii) except as disclosed in the SEC Documents and except for Notes issued pursuant to the Notes Agreement, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Issuer or any of the other Subject Companies or by which the Issuer or any of the other Subject Companies is or may become bound; (iv) except as filed pursuant to the Notes Agreement, there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Issuer or any of the other Subject Companies; (v) there are no agreements or arrangements under which the Issuer or any of the other Subject Companies is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Issuer or any of the other Subject Companies which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Issuer or any of the other Subject Companies is or may become bound to redeem a security of the Issuer or any of the other Subject Companies; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares; (viii) the Issuer does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Issuer and the other Subject Companies have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Issuer’s or any of the other Subject Companies’ respective businesses and which, individually or in the aggregate, do not or could not reasonably be expected to have a Material Adverse Effect. The Issuer has furnished or made available to the Buyers true, correct and complete copies of the Issuer’s articles of incorporation, as amended and as in effect on the date hereof, and the Issuer’s bylaws, as amended and as in effect on the date hereof, and the terms of all securities convertible into, or exercisable or exchangeable for shares of Common Stock and the material rights of the holders thereof in respect thereto.

(ii) Other Subject Companies. The Issuer has no Subsidiaries other than EcoStim Texas, Viking Rock Holding, Viking Rock and EcoStim Argentina. The Issuer directly owns 100% of the Equity Interests in EcoStim Texas, Viking Rock Holding and Viking Rock, and EcoStim Argentina, in each case free and clear of all Liens other than Permitted Liens. The Equity Interests of each Subject Company (other than the Issuer) have been duly authorized and validly issued and are fully paid and non-assessable. There are no options, warrants, convertible securities or similar rights that entitle or could entitle any Person to any Equity Interest in any such Subject Company other than options or warrants to purchase Common Stock of the Issuer and Notes issued pursuant to the Notes Agreement.

(iii) Organization and Qualification. Each Subject Company is duly organized, validly existing and in good standing (or in the case of any Subject Company not organized under the laws of the United States of America, such Subject Company will have the equivalent status) under the Laws of the jurisdiction of its organization and has all requisite power and authority to carry on its business as now conducted and proposed to be conducted. Each Subject Company is duly qualified to do business and in good standing in every jurisdiction where necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has not and could not reasonably be expected to have a Material Adverse Effect.

(b)  Authorization of Issuance

(i)  Authorization of Issuance. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Issuer. The issuance of the Shares by the Issuer in accordance with the terms of this Agreement, and the performance by the Issuer of its obligations hereunder have been duly authorized by all necessary corporate action on the part of the Issuer.

(ii) No Conflict. The execution, delivery and performance by this Agreement, the issuance of the Shares and performance by the Issuer of its obligations hereunder, do not and will not:

(1)  violate in any material respect any provision of any Law applicable to Issuer or any other Subject Company, any Organizational Document of any Subject Company, or any order, judgment or decree of any Governmental Authority binding on any Subject Company;

(2)   conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Subject Company;

(3)   result in or require the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any properties or assets of any Subject Company, other than Permitted Liens; or

(4)   require any approval of shareholders, members or partners or any approval or consent of any other Person under any contractual obligation of any other Subject Company, other than approvals or consents which have been obtained and are in full force and effect.

(iii) Government Consents. The execution, delivery and performance by the Issuer of this Agreement, including the issuance of the Shares as provided herein, does not and will not require on the part of the Issuer any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, other than the filing of a Form D and Form 8-K with the SEC and registrations, approvals or consents which have been obtained and are in full force and effect.

(iv) Binding Obligation. Each of the Transaction Documents is the legally valid and binding obligation of the Issuer, enforceable against it in accordance with its respective terms except, (i) as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally, and (ii) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

(v) Issuance of the Shares. As of the Closing Date, 1,333,333 shares of Common Stock shall have been duly authorized and reserved for issuance pursuant to this Agreement. The Shares, when paid for and issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of each of the representations and warranties of the Buyers set forth in Section 3 of this Agreement, the offer and issuance by the Issuer of the Shares is exempt from registration under the Securities Act.

(c) Acknowledgment Regarding the Buyer’s Purchase of Shares. The Issuer acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Issuer further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Issuer or any of its Subsidiaries (or in any similar capacity) with respect to the this Agreement and the transactions contemplated hereby, and any advice given by a Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer’s purchase of the Shares. The Issuer further represents to each Buyer that the Issuer’s decision to enter into this Agreement has been based solely on the independent evaluation by the Issuer and its representatives.

(d) Securities Laws.

(i) No General Solicitation. Neither the Issuer, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. Neither the Issuer nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Shares.

(ii) No Integrated Offering. None of the Issuer, its Subsidiaries, any of their Affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of such securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of Shares to require approval of shareholders of the Issuer for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any automated quotation system on which any of the securities of the Issuer are listed or designated. None of the Issuer, its Subsidiaries, their Affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any Shares under the Securities Act or cause the offering of the Shares to be integrated with other offerings for purposes of any such applicable shareholder approval provisions.

(iii) SEC Documents; Financial Statements. Since December 11, 2013, the Issuer (and its predecessor) has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Issuer has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Issuer included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied (“GAAP”), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Issuer as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Issuer to the Buyers which is not included in the SEC Documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading (it being recognized that financial projections or forecasts by or on behalf of the Issuer are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Issuer is not currently contemplating to amend or restate any of the financial statements (including without limitation, any notes or any letter of the independent accountants of the Issuer with respect thereto) included in the SEC Documents (the “SEC Financial Statements”), nor is the Issuer currently aware of facts or circumstances which would require the Issuer to amend or restate any of the SEC Financial Statements, in each case, in order for any of the SEC Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Issuer has not been informed by its independent accountants that they recommend that the Issuer amend or restate any of the SEC Financial Statements or that there is any need for the Issuer to amend or restate any of the SEC Financial Statements.

(iv) Sarbanes-Oxley Act. The Issuer is in compliance with any and all requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof and are applicable to the Issuer as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(v) Transactions With Affiliates. Except as disclosed in the SEC Documents or on Schedule 5.2L of the Notes Agreement, none of the officers, directors or employees of the Issuer or any other Subject Company is a party to any transaction with the Issuer or any other Subject Company (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Issuer or any other Subject Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(vi) Internal Accounting and Disclosure Controls. The Issuer and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that, (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Issuer maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Issuer in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including controls and procedures designed to ensure that information required to be disclosed by the Issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Issuer’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as disclosed in the SEC Documents, during the twelve months prior to the date hereof, neither the Issuer nor any of its Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Issuer or any of its Subsidiaries.

(vii) Off Balance Sheet Arrangements. Except as set forth in the SEC Documents, there is no transaction, arrangement, or other relationship between the Issuer and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Issuer in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(viii) Management. Except as disclosed in the SEC Documents, no current or, to the knowledge of the Issuer, former officer or director since December 11, 2013 has been, during the past five year period:

(1)  the subject of a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(2) convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)  the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

   (I)  acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

   (II)  engaging in any type of business practice; or

(III) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4) the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the Section 4(d)(viii)(3)(I), or to be associated with persons engaged in any such activity;

(5) found by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any federal or state securities law, regulation or decree and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or

(6) a finding by a court of competent jurisdiction in a civil action or by the United States Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the United States Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

(ix) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Issuer to arise, between the Issuer and the accountants and lawyers formerly or presently employed by the Issuer and the Issuer is current with respect to any fees owed to its accountants and lawyers which could affect the Issuer’s ability to perform any of its obligations under this Agreement, the Registration Rights Agreement and the Shareholders’ Rights Agreement. In addition, on or prior to the date hereof, the Issuer had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Issuer has no reason to believe that it will need to restate any such financial statements or any part thereof.

(x) No Disqualification Events. With respect to the Shares to be offered and sold hereunder in reliance on Regulation D (the “Regulation D Securities”), none of the Issuer, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Issuer participating in the offering hereunder, any beneficial owner of 20% or more of the Issuer’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Issuer in any capacity at the time of sale (collectively “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Issuer has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Issuer has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(xi) Other Covered Persons. Except as disclosed on Schedule 5.2R of the Notes Agreement, the Issuer is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(xii) Investment Company Act. Neither the Issuer nor any other Subject Company is, and upon the sale of the Shares by Issuer pursuant to this Agreement will be, an “investment company,” a company “controlled” by an “investment company” or an “investment advisor” within the meaning of the Investment Company Act.

(xiii) Stock Option Plans. Each stock option granted by the Issuer was granted (i) in accordance with the terms of the applicable stock option plan of the Issuer and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under any stock option plan of the Issuer has been backdated.

(e) No Changes. Since December 31, 2013, no event or change has occurred with respect to any Subject Company that has caused or could reasonably be expected to cause, a Material Adverse Effect.

(f) Title to Properties and Assets, Liens. Each of the Subject Companies has good, marketable and legal title (or in the case of leased properties and assets, good, marketable and legal leasehold interests) to all of its respective properties and assets, including all its real and personal properties material to its business, in each case, free and clear of all Liens, other than Permitted Liens (except for Liens created under the Notes Agreement and as otherwise consented to by the Note Holders) and except to the extent that the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(g) Litigation and Compliance with Law

(i) Except as set forth in the SEC Documents, there is no action, suit, proceeding, arbitration or governmental investigation (whether or not purportedly on behalf of the Issuer or other Subject Company) at Law or in equity or before or by any arbitrator or Governmental Authority pending or, to the best knowledge of the Issuer, threatened, (i) against or affecting any Subject Company or the assets or properties of any Subject Company that could reasonably be expected to have, in any individual case or in the aggregate, a Material Adverse Effect, or (ii) questioning the validity or enforceability or otherwise affecting this Agreement.

(ii) No Subject Company is, nor immediately after the Closing will be, (i) in violation in any material respect of any applicable Law, or (ii) in default with respect to any final judgment, writ, injunction or decree of any Governmental Authority.

(h) Taxes. All material federal, state, local and foreign income and franchise and other material tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Subject Company have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all Taxes reflected therein have been paid prior to the date on which any liability may be added thereto for non-payment thereof except for those being contested in accordance with Permitted Contest Procedures. As of the Closing Date, except as set forth on Schedule 5.7 of the Notes Agreement, no Tax Return is under audit or examination by any Governmental Authority and no written notice of such an audit or examination or any written assertion of any claim for Taxes has been given or made by any Governmental Authority. No Subject Company has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b). Except as set forth on Schedule 5.7 of the Notes Agreement, no Subject Company has been a member of an affiliated, combined or unitary group other than the group of which a Subject Company is the common parent.

(i) Business Agreements and Performance of Contractual Obligations

(i) Each Business Agreement required for the conduct of the business of the Subject Companies, including the ownership, operation and maintenance of the assets required for the activities specified in the then-effective Operating Budget, is in full force and effect.

(ii) No Subject Company is in default in any material respect in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained in any of its respective contractual obligations (other than such items that are being contested in accordance with Permitted Contest Procedures, the liability for which could not reasonably be expected to exceed $250,000 in the aggregate), and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default.

(iii) No Subject Company is a party to or is otherwise subject to any agreement or instrument or any charter or other internal restriction that has, or could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

(iv) All material licenses, patents or agreements with respect to the usage of technology or other property that are necessary for the conduct of the business of the Subject Companies have been obtained, are final and are in full force and effect, and all of the Subject Companies are in full compliance with the terms thereof. True, correct and complete copies of all such material licenses, trademarks, patents or agreements have been made available to the Buyers. There are no royalties or fees payable or to be payable under any such agreement.

(v) Other than the Notes Agreement and related Transaction Documents (as defined in the Notes Agreement), no Subject Company is a party to or is otherwise subject to any agreement or instrument or any charter or other internal restriction that limits the ability of any Subject Company to make distributions or limits the ability of any Subject Company to create liens on its property or equity interests or contains a change of control provision.

(j) ERISA.

(i) Except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (i) each Subject Company and each of its ERISA Affiliates is in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and has performed all of its material obligations under each Employee Benefit Plan and (ii) each Employee Benefit Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified.

(ii) Except as, individually or in the aggregate, could not reasonably be expected to result in a material liability to the Subject Companies or any of their ERISA Affiliates, (i) no ERISA Event has occurred or is reasonably expected to occur, (ii) Except to the extent required under Section 4980B of the Internal Revenue Code, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Subject Company or any of its ERISA Affiliates, and (iii) as of the most recent valuation date for which the actuarial valuation report has been completed for any Pension Plan, the fair market value of the assets of such Pension Plan equals or exceeds the actuarial present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Pension Plan) of the benefit liabilities (as defined in Section 4001(a)(16) of ERISA) of such Pension Plan.

(k) Authorizations. All Authorizations necessary under applicable Laws to be obtained by Subject Companies for the conduct of its business have been duly obtained, were validly issued, are in full force and effect, are not subject to appeal, and are free from conditions or requirements compliance with which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The information set forth in each application and all other written materials submitted by or on behalf of a Subject Company to the applicable Government Authority in connection with each such Authorization is accurate and complete in all material respects and does not omit to state any material fact necessary to make such information not misleading. The Subject Companies are in compliance in all material respects with the terms and conditions of each Authorization described in the first sentence hereof.

(l)  Environmental Protection

(i) Except as set forth on Schedule 5.12 to the Notes Agreement and except for such matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect:

(1)  the operations of each Subject Company (including all operations and conditions at or in the Subject Company Properties) comply in all respects with all Environmental Laws;

(2) each Subject Company has timely applied for and diligently pursued issuance of or has obtained all Authorizations under Environmental Laws necessary for its respective operations as currently performed, and all such Authorizations are in good standing or reasonably expected to be issued with no interruption in operations, and each Subject Company is in compliance with the terms and conditions of such Authorizations;

(3)  no Subject Company has received (a) any written notice or claim to the effect that it is or may be liable to any Person or Governmental Authority as a result of or in connection with any Hazardous Materials or (b) written notice that the operations of any Subject Company is the subject of an investigation by a Governmental Authority relating to or in connection with any Hazardous Materials at any of the Subject Company Properties or at any other location;

(4) none of the operations of any Subject Company are subject to any judicial or administrative proceeding alleging the violation of or liability under any Environmental Laws;

(5) no Subject Company nor any of its respective operations is subject to any outstanding written order or agreement with any Governmental Authority or private party relating to (a) any Environmental Laws or (b) any Environmental Claims;

(6) no Subject Company nor any predecessor of any Subject Company, has notified any Governmental Authority under any Environmental Law indicating past or present treatment or Release of Hazardous Materials at any of the Subject Company Properties, except where such past or present treatment or Release is in compliance with applicable Laws;

(7) there are not any, and there have been no, conditions, occurrences or Hazardous Materials that exist on, under or about any Subject Company Property in a manner that have a reasonable possibility of giving rise to an Environmental Claim and no Subject Company has notified any Governmental Authority of a Release of any Hazardous Materials that has a reasonable possibility of giving rise to an Environmental Claim;

(8) no Subject Company nor any of its respective predecessors has disposed of any Hazardous Materials in a manner that has a reasonable possibility of giving rise to an Environmental Claim;

(9) all underground storage tanks or surface impoundments at the Subject Company Properties are in compliance with Environmental Laws and none have leaked or are leaking;

(10) no Lien in favor of any Person relating to or in connection with any Environmental Claim has been filed or has been attached to any Subject Company Property; and

(11) compliance with all current Environmental Laws could not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect.

(ii) Notwithstanding anything in this Section 4(l) to the contrary, no events or conditions have occurred or are occurring with respect to any Subject Company relating to any Environmental Law, any Release of Hazardous Materials, or any activity relating to Hazardous Materials, including any matter disclosed on Schedule 5.12 to the Notes Agreement, which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

(m) Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (i) there are no strikes, lockouts or other labor disputes pending or, to the knowledge of the Issuer, threatened against any Subject Company; (ii) hours worked by and wages paid to employees of each Subject Company have not violated the Fair Labor Standards Act or any other applicable Laws; and (iii) all payments due in respect of employee health and welfare insurance from any Subject Company have been paid or properly accrued on the books of the relevant Subject Company.

(n)  Financial Advisers, Finders and Brokers. No broker’s or finder’s fee or commission was or will be payable with respect to this Agreement, or any of the transactions contemplated hereby for which any Subject Company may have any liability (other than fees payable to the Buyers), and the Issuer hereby indemnifies the Buyer Indemnitees against, and the Issuer agrees that it will hold the Buyer Indemnitees harmless from any claim, demand or liability for any such broker’s or finder’s fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

(o) Solvency. Each Subject Company is, and on and after the issuance of the Notes under the Notes Agreement, the issuance of the Shares and payment therefor pursuant to this Agreement and the transactions contemplated under the other Transaction Documents (as defined in the Notes Agreement) will be, taken as a whole, Solvent.

(p) Anti-Corruption. Neither the Issuer, nor to the knowledge of the Issuer, any Person acting on behalf of the Issuer or any other Subject Company, has, (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by a Subject Company (or made by any Person acting on its behalf of which the Subject Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act or similar Laws in the jurisdictions in which any of the Subject Companies do business. The Subject Companies have maintained or established the financial controls and compliance procedures necessary to act in accordance with such Laws, including the recent hiring of the Issuer’s general counsel.

(q) Insurance. The properties and assets of the Subject Companies are insured with Acceptable Insurance Carrier, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar business and owning similar properties in localities where the applicable Subject Company operates.

(r) Full Disclosure. No representation, warranty or other statement made, or other information furnished, by the Issuer in this Agreement, or in any certificate, written statement or other document previously furnished to the Note Holders or Buyers by the Issuer or any other Subject Company or by any authorized agents of any such Person, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such documents, written statements or certificates not misleading in light of the circumstances in which the same were made. There is no fact known to the Issuer (other than matters of a general economic nature) on the date hereof that the Issuer any of its authorized agents have not disclosed to the Note Holders or Buyers in writing prior to the date of this Agreement that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

5. COVENANTS.

(a) Reasonable Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b) Form D and Blue Sky. The Issuer agrees to file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Issuer shall, on or promptly after the Closing Date, take such action as the Issuer shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or promptly after the Closing Date. The Issuer shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c) Reporting Status. Until the date on which the Buyers or their transferees no longer beneficially own all of the Shares (the “Reporting Period”), the Issuer shall use its reasonable best efforts to timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Issuer shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d) Use of Proceeds. The Issuer will use the proceeds from the sale of the Shares to (i) purchase equipment necessary to fulfill contracts in Argentina, or elsewhere, and insurance coverage on such equipment, and (ii) provide working capital for the Subject Companies.

(e) Financial Information. The Issuer agrees to send the following to each Buyer (or its transferee) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the Exchange Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act, and (ii) copies of any notices and other information made available or given to the stockholders of the Issuer generally, contemporaneously with the making available or giving thereof to the stockholders.

(f)  Listing/Quotation. The Issuer shall use its reasonable best efforts to maintain the trading of its Common Stock on the over-the-counter market on which such Common Stock is currently traded (“OTCQB”). The Issuer shall not take any action which would be reasonably expected to result in the removal or suspension of the Common Stock from trading on the OTCQB, other than any action taken in connection with the registration of the Shares pursuant to the Registration Rights Agreement or the listing of the Common Stock on a United States securities exchange or automated quotation system.

(g) Fees. The Issuer shall be responsible for the payment of any DTC fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Issuer shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in this Agreement, each party to this Agreement shall bear its own expenses in connection with the sale of the Shares to the Buyers.

(h) Disclosure of Transactions and Other Material Information. As soon as practicable after the Closing and in any event within the time period required under the rules and regulations of the SEC, the Issuer shall file a Current Report on Form 8-K in the form required by the Exchange Act, reporting such Closing (the “8-K Filing”). Subject to the foregoing, neither the Issuer, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Issuer shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Issuer in connection with any such press release or other public disclosure prior to its release). Except for the 8-K Filing, any Registration Statement required to be filed pursuant to the Registration Rights Agreement or as otherwise required by law, without the prior written consent of any applicable Buyer, neither the Issuer nor any of its Subsidiaries or Affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.

(i) Corporate Existence. So long as any Buyer beneficially owns any Shares, the Issuer shall maintain its corporate existence.

(j) Reservation of Shares. The Issuer shall take all action necessary to at all times from the date of this Agreement to the Closing Date, have authorized and reserved for the purpose of issuance to the Buyers pursuant to this Agreement, no less than 1,333,333 shares of Common Stock.

(k) Conduct of Business. The business of the Issuer and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(l)  Notice of Disqualification Events. The Issuer will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(m) Equity Awards. From the date hereof to and including the Option Expiration Date, the Issuer shall not (i) increase the aggregate number of shares of Common Stock that may be issued pursuant to Awards (as defined in the Plan) (“Awards”) under the 2013 Stock Incentive Plan of the Issuer (the “Plan”), (ii) grant any Awards under the Plan, except Awards of up to 100,000 shares of Common Stock in the aggregate with respect to new hires by the Subject Companies for the operational team in Argentina, or (iii) issue any non-Plan stock options, restricted stock, restricted stock units, performance shares, phantom stock, bonus stock, or other equity awards of the Issuer. Issuer shall not amend the Plan or any existing Awards from the date hereof to and including the Option Expiration Date.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Issuer hereunder to issue and sell the Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Issuer’s sole benefit and may be waived by the Issuer at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)  Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Issuer.

(ii) Such Buyer shall have delivered the purchase price contemplated by Section 2(c) hereof for the Shares being purchased by such Buyer at the Closing pursuant to Section 2(d) hereof by wire transfer of immediately available funds pursuant to the wire instructions provided by the Issuer.

(iii) The representations and warranties of such Buyer shall be true and correct as of the date when made and in all material respects (except for such representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date. Issuer shall have received a certificate, executed by the Chief Executive Officer or another officer of such Buyer acceptable to Issuer, dated as of the Closing Date, to the foregoing effect in form reasonably acceptable to Issuer.

(iv) The Issuer shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Shares on the Closing Date and set forth on the Schedule of Consents and Approvals hereto.

(v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or other governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

7. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Issuer with prior written notice thereof:

(i) The Notes Agreement, the Registration Rights Agreement, the Shareholders’ Rights Agreement, and the amended and restated bylaws providing for the implementation of the Buyers’ Board of Directors nomination rights under the Shareholders’ Rights Agreement shall be in full force and effect.

(ii) The Issuer shall have given effect to the provisions of the Shareholders’ Rights Agreement and bylaws, as amended, providing for the proportionate representation on the Issuer’s Board of Directors of Persons designated by the Buyers or the Note Holders.

(iii) The Issuer shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party, and shall have irrevocably instructed the Transfer Agent to deliver the Shares as provided in Section 2(d).

(iv) Such Buyer shall have received the opinion of Vinson & Elkins LLP, the Issuer’s outside counsel, and Woodburn and Wedge, the Issuer’s outside Nevada counsel, each dated as of the Closing Date, in substantially the form of Exhibit A attached hereto.

(v)  The Issuer shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Issuer and each of its Subsidiaries (other than Foreign Subsidiaries) in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, each dated a recent date prior to the Closing Date.

(vi) The Issuer shall have delivered to such Buyer a certificate evidencing the Issuer’s and each of its Subsidiaries’ qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Issuer and its Subsidiaries conduct business, as of a date within three (3) Business Days of the Closing Date.

(vii)  The Issuer shall have delivered to such Buyer a certificate, in a form reasonably acceptable to such Buyer, executed by the Secretary of the Issuer and dated as of the Closing Date, as to (i) the resolutions consistent with Section 4(b) as adopted by the Issuer’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation of the Issuer and (iii) the bylaws of the Issuer, each as in effect at the Closing.

(viii)  The representations and warranties of the Issuer shall be true and correct as of the date when made and in all material respects (except for such representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date); the Issuer shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Issuer at or prior to the Closing Date; and no Potential Event of Default or Event of Default has occurred and is continuing. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Issuer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer, in form reasonably acceptable to such Buyer.

(ix) The Issuer shall have delivered to such Buyer a letter from the Transfer Agent certifying the number of shares of Common Stock outstanding as of the Business Day prior to the Closing Date.

(x)  The Common Stock shall be designated for quotation on the OTCQB and shall not have been suspended, as of the Closing Date, by the SEC or the OTCQB from trading thereon nor shall suspension by the SEC or the OTCQB have been threatened, as of the Closing Date, either (A) in writing by the SEC or the OTCQB or (B) by failing to comply with the requirements of the OTCQB.

(xi) The Issuer shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Shares on the Closing Date.

(xii)  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or other governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xiii)  The Issuer shall have finalized and adopted quality control manuals and business and facilities plans for the operations of EcoStim Argentina and the other Subject Company, approved by the Board.

(xiv)  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xv)  The Issuer shall have delivered to Buyer an update to Schedule 5.1A of the Notes Agreement (Equity Capitalization), which update shall reflect only such issuances of Common Stock or instruments exercisable or convertible for Common Stock as are permitted under Section 5(m) of this Agreement, under the Shareholders’ Rights Agreement (except that clause (a) of the definition of “Excluded Issuances” therein shall be deemed to be modified by Section 5(m) of this Agreement for purposes of this Section 7(xv)) or under the Notes Agreement.

8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before ten (10) Business Days from the date of exercise of the Option as provided in Section 2(a) due to the Issuer’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, Section 5(g) shall survive such termination. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9. MISCELLANEOUS.

(a)  Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE ISSUER AND THE BUYERS HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)   Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE ISSUER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR ANY STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE EVENT THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION). BY EXECUTING AND DELIVERING THIS AGREEMENT, THE ISSUER FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(i)  ACCEPTS GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(ii)   WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ISSUER, AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9(f);

(iv) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE ISSUER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

(v)   AGREES THAT THE BUYERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE ISSUER IN THE COURTS OF ANY OTHER JURISDICTION; AND

(vi) AGREES THAT THE PROVISIONS OF THIS SECTION 9(a) RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

(c) Waiver of Jury Trial. THE ISSUER AND THE BUYERS HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common Law and statutory claims. The Issuer and the Buyers each acknowledge that this waiver is a material inducement for the Issuer and the Buyers to enter into a business relationship, that the Issuer and the Buyers have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. The Issuer and the Buyers further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(d)  Counterparts. This Agreement and any amendments, waivers, consents, or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each Party and written or telephonic notification of such execution and authorization of delivery thereof has been received by each party.

(e) Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(f) Severability. In case any provision in or obligation under this Agreement or any other Transaction Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g)  Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Issuer, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Issuer nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Issuer and the Buyers. Any amendment or waiver effected in accordance with this Section 9(g) shall be binding upon each Buyer and holder of Shares and the Issuer. No such amendment shall be effective to the extent that it applies to less than all of the Buyers or holders of Shares. The Issuer has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Issuer confirms that, except as set forth in this Agreement and the Notes Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Issuer or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Issuer expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Issuer’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Issuer’s representations and warranties contained in this Agreement or any other Transaction Document.

(h)   Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by facsimile or sent by recognized national overnight courier service or registered or certified mail, postage prepaid, and shall be deemed to have been given when delivered in person or otherwise upon receipt. For the purposes hereof, the addresses of the Parties (until notice of a change thereof is delivered as provided in this Section 9(h)) shall be as follows:

If to the Issuer:

Eco-Stim Energy Solutions, Inc.

2930 W. Sam Houston Pkwy N.

Suite 275

Houston, Texas 77043

Attention: J. Christopher Boswell

Telephone: (281) 531-7200

Facsimile: (281) 531-7291

With a copy (for informational purposes only) to:

Vinson & Elkins LLP

1001 Fannin Street
Suite 2500
Houston, TX 77002-6760
Telephone: (713) 758-3452
Facsimile: (713) 615-5650
Attention: W. Matthew Strock

If to a Buyer, to its address, facsimile number set forth on the Schedule of Buyers,

With a copy (for informational purposes only) to:

Norton Rose Fulbright
801 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2623
Telephone: (202) 662-0200
Facsimile: (202) 662-4643
Attention: Gregg Harris, Esq.

and

Norton Rose Fulbright
666 Fifth Avenue
New York, NY 10103
Telephone: (212) 318-3000
Facsimile: (212) 318-3400
Attention: Steven I. Suzzan, Esq.

or to such other address or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

(i)  Successors and Assigns. This Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of the parties and the successors and of the Buyers. The Issuer’s rights and interests hereunder may not be assigned without the prior written consent of the Buyers. A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Shares without the consent of the Issuer, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(j) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Issuer Indemnitee and Buyer Indemnitee shall have the right to enforce the obligations of the Issuer with respect to Section 9(m).

(k) Survival. The representations, warranties, agreements and covenants shall survive the Closing for a period of one (1) year following the Closing Date. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(l) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(m) Indemnification. From and after the Closing, the Issuer shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Shares and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Buyer Indemnified Liabilities”), incurred by any Buyer Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Issuer in this Agreement or any other certificate, instrument or document contemplated hereby, or (b) any breach of any covenant, agreement or obligation of the Issuer contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Issuer) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares or (iii) the status of such Buyer or holder of the Shares as an investor in the Issuer pursuant to the transactions contemplated by the Transaction Documents; provided that, in each case, the Issuer shall not have any obligation to any Buyer Indemnitee hereunder with respect to any Buyer Indemnified Liabilities to the extent such Buyer Indemnified Liabilities arise from (x) the gross negligence or willful misconduct of any Buyer Indemnitee as determined by a final judgement of a court of competent jurisdiction or (y) a dispute among the Buyer Indemnitees not arising from the action or omissions of the Issuer. To the extent that the foregoing undertaking by the Issuer may be unenforceable for any reason, the Issuer shall make the maximum contribution to the payment and satisfaction of each of the Buyer Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(m) shall be the same as those set forth in Section 7 of the Registration Rights Agreement.

(n)  No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(o) Remedies. Each Buyer and each holder of the Shares shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Issuer recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Issuer therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer and the Issuer have caused their respective signature page to this Securities Purchase Option Agreement to be duly executed as of the date first written above.

ISSUER:

ECO-STIM ENERGY SOLUTIONS, INC., a Nevada corporation

By:	/s/ Jon Christopher Boswell
Name:	Jon Christopher Boswell
Title:	President and Chief Executive Officer

[Signature Page to Securities Purchase Option Agreement]

IN WITNESS WHEREOF, each Buyer and the Issuer have caused their respective signature page to this Securities Purchase Option Agreement to be duly executed as of the date first written above.

BUYER:

ACM EMERGING MARKETS MASTER FUND I, L.P., a Cayman Islands exempted limited partnership By: ALBRIGHT CAPITAL MANAGEMENT LLC, its General Partner

By:	/s/ Ahmad Al-Sati
Name:	Ahmad Al-Sati
Title:	Authorized Officer

[Signature Page to Securities Purchase Option Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)
Buyer	Address and Facsimile Number	Number of Shares	Purchase Price

ACM Emerging Markets Master Fund I, L.P.	C/O Albright Capital Management LLC 1101 New York Avenue, NW Washington, DC 20005 Facsimile: 1 202 370 3555 E-mail: aalsati@albrightcapital.com noliveira@albrightcapital.com Attention: Ahmad Al-Sati; Nelson Oliveira	1,333,333	$7,999,998

EXHIBIT A

OPINIONS